Exhibit 10.4 [Translation for information purposes only] COMPREHENSIVE MANAGEMENT AGREEMENT, DATED AS OF FEBRUARY 6, 2003, BY AND BETWEEN THE MINISTRY OF NATIONAL DEFENSE OF URUGAY AND PUERTA DEL SUR S.A.

February 6th, 2003 Ministerio de Defensa Nacional Ministry of National Defense of Uruguay COMPREHENSIVE MANAGEMENT AGREEMENT: In the city of Montevideo, this 6th day of February of year 2003, between: the Ministry of National Defense (hereinafter referred to as “MDN”) acting in the name and on behalf of the Executive Power, domiciled at Avenida 8 de Octubre 2628, Montevideo, duly represented hereto by the Minister of National Defense, Mr. Yamandú Fau, as party of the first part; and the Company “Puerta del Sur S.A.”, registered at the Register of Taxpayers under # 214737710015, domiciled at Calle Rincón 528, Piso 7, Montevideo, duly represented hereto by Messrs. Alejandro Aníbal Conforte. Mariano, bearer of ID card # 1.587.907–8, acting in his capacity as President, and Carlos Bergmann Gutiérrez, bearer of ID card # 1.424.250–1, acting in his capacity as Director (hereinafter referred to as ‘‘the Contractor”), as party of the second part, IT IS HEREBY AGREED TO ENTER INTO THE FOLLOWING AGREEMENT: FIRST: Introduction: I) Pursuant to the provisions of Section 21 of Law N° 17.555 dated September 18, 2002, and Decree 376/002 dated September 28, 2002, the Executive Power was authorized to contract directly with the Corporación Nacional para el Desarrollo (N: Uruguay Development Corporation), within the scope of the tasks set forth on Section 11 of Law N°15.785 dated December 4, 1985, to create a public Company (as per Section 247 of Law N° 16.060 dated September 4, 1989), which shall have the following Purpose: to carry out the management, exploitation and operation, construction and maintenance of Carrasco International Airport “Gral. Cesáreo L. Berisso’', related to airport and non–airport activities, including commercial activities – such as the tax free shops system – and the rendering of services to complement said airport activity. II) On December 19, 2002, the Executive Power – Ministry of National Defense executed an Agreement with Corporación Nacional para el Desarrollo that committed the latter to incorporate the above mentioned Company. Ill) In compliance with the above mentioned commitment, the Company “Puerta del Sur S.A.” was incorporated in Montevideo, according to the Memorandum and Articles of Association signed on December 17, 2002, duly granted approval by the Auditoría Interna de la Nación (N: Internal National Auditor’s Office) on January 28, 2003, registered at the National Register of Commerce under number 562 on January 30, 2003, and published at the Diario Oficial (N: Official Gazette) and at the Diario Español. SECOND: Purpose: The Contractor hereby commits itself before MND to perform a comprehensive management of Carrasco International Airport “Gral. Cesáreo L. Berisso” (hereinafter referred to as AIC) concerning its full exploitation, in the form and under the terms and conditions that are specified on Decree 376/02 dated September 28, 2002, which is considered to form an integral part of this Agreement to all effects. THIRD: Prices: The Contractor shall collect, for rendering its services as AIC operator, the prices regulated in accordance to the duly approved “Comprehensive Management Regulations”. FOURTH: Fee and form of payment: Amounts by way of Fees that the Contractor must pay to DINACIA (N: Dirección Nacional de Aviación Civil e Infraestructura Aeronáutica — Civil Aviation Authority) shall be those set forth on sub–section 4.7 of the “Comprehensive Management

 Regulations”. FIFTH: Prices and fee updating: Prices to be charged by the Contractor and fees to be paid to DINACIA shall be updated under the terms and conditions set forth on sub–section 4.13. SIXTH: Duration: This Agreement shall be valid and in effect for 20 (twenty) years as from the date the Contractor shall take possession of Carrasco International Airport. SEVENTH: Arrears: Any delay in the fulfillment of the obligations hereby entered into shall produce an automatic fall in arrears as a matter of law for the Contractor, by the simple fact of non complying with an expiration date or for doing something contrary to what has been stipulated by these presents or for not doing something the Contractor has committed to do, after having been summoned by telegram with record of delivery, with a term of three (3) days. EIGHTH: Non fulfillment and Penalties: The Contractor acknowledges the legal authority of MDN to impose penalties and, particularly, to apply the provisions of Sub–section 4.16 of the Regulations. NINTH: Special domiciles: The parties hereby fix as special domiciles to all legal effects arising from the present Agreement, those stated as being their own at the appearance. Any change of domicile must be fixed to be in the city of Montevideo and communicated in writing to the other party, within two (2) days following said change. TENTH: Jurisdiction: It is hereby agreed that the Courts of the Republic of Uruguay, with venue in the City of Montevideo, shall have jurisdiction as regards to this Agreement. ELEVENTH: Notifications and Summons: It is hereby agreed that the telegram with record of delivery (TCC–PC) or a certified letter shall be valid as to any communication and summons that should be made between the parties, at their domiciles. TWELFTH: Guarantee for Contract Performance: To ensure the compliance of the present Agreement, the Contractor shall deposit in due time at the Treasury of the MDN, a performance bond as stipulated on Section 5 of Decree N° 376/02, dated September 28, 2002. THIRTEENTH: insurance: At the appropriate time, the Contractor shall contract the insurances as foreseen on Sub–section 4.14 of the Comprehensive Management Regulations. FOURTEENTH: The present Agreement forms an indivisible part of Decree N° 376/02 dated September 28, 2002, including all Annexes hereto, all national and international aeronautical regulations concerning this matter, customs and tax laws, as well as any other regulation that may be related to the purpose of these presents. IN WITNESS WHEREOF, the parties do hereby execute and deliver these presents on three (3) copies of the same tenor, in the above-mentioned place and date. (N: Three illegible signatures)